                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                   FORM 8-K/A2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): NOVEMBER 14, 2000


                                 PLANETCAD INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                     0-288-42                     84-1035353
(State of Incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)

      2520 55TH STREET, SUITE 200
          BOULDER, COLORADO                                             80301
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (303) 209-9100


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                EXPLANATORY NOTE

     This second amended current report is being filed by PlanetCAD Inc., a Delaware corporation ("PlanetCAD"), in connection with its withdrawal of its confidential treatment request relating to certain intellectual property agreements described in Items 2 and 7 below. PlanetCAD is filing herewith the full, unredacted text of each of the intellectual property agreements previously filed with PlanetCAD's Form 8-K dated November 21, 2000, as amended by PlanetCAD's Form 8-K/A dated April 2, 2001. Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, the complete text of Item 2 and Item 7(c) as amended is set forth below.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     (a) On November 14, 2000, PlanetCAD completed the sale of its component software division to Spatial Corp., a Delaware corporation ("Spatial Corp.") and a wholly owned subsidiary of Dassault Systemes Corp., a Delaware corporation ("Dassault"). The sale was effected pursuant to a Purchase Agreement dated July 4, 2000, and amended on September 2, 2000, by and among PlanetCAD, Spatial Components, LLC, a Delaware limited liability company ("Spatial LLC"), and Dassault (the "Purchase Agreement"), pursuant to which PlanetCAD formed Spatial LLC as a wholly owned subsidiary and capitalized Spatial LLC with all of the assets and certain of the liabilities of the component software division. Upon the closing of the sale under the Purchase Agreement, PlanetCAD transferred to Spatial Corp., the assignee of Dassault under the Purchase Agreement, 100% of the membership interests in Spatial LLC, as a result of which Spatial LLC became a wholly owned subsidiary of Spatial Corp. PlanetCAD and Dassault Systemes S.A., the parent company of Dassault (the "Dassault Parent"), have also entered into certain intellectual property agreements, identified below, which agreements include various license, services and co-branding agreements.

     As an inducement to PlanetCAD to enter into the Agreement, Dassault agreed to make a $2.0 million investment in PlanetCAD in exchange for 555,556 shares of PlanetCAD's common stock pursuant to a Share Purchase Agreement, dated as of November 14, 2000 (the "Share Purchase Agreement"), a conformed copy of which is filed as an exhibit hereto. The shares of PlanetCAD's common stock issued to Dassault under the Share Purchase Agreement carry the same rights as the outstanding shares of PlanetCAD's common stock held by its existing stockholders. As a result of the sale, Dassault owns, in the aggregate (including exercise in full of all outstanding warrants to acquire shares of common stock of PlanetCAD owned by Dassault), 1,004,831 shares of PlanetCAD's common stock. The Share Purchase Agreement provides Dassault with registration rights, including "piggy-back" registration rights, which would be triggered if, during the period of time that Dassault holds shares of PlanetCAD's common stock subject to the registration rights, PlanetCAD files a registration statement with the Securities and Exchange Commission (the "Commission") offering its shares for its own account or for the account of stockholders.

     In September 2000, Dassault made a loan to PlanetCAD for $2 million of the purchase price for the sale of the component software business in advance of the closing of the transaction. In November 2000, Dassault loaned an additional $2 million of the purchase price to PlanetCAD. PlanetCAD repaid these loans, including accrued and unpaid interest, as an offset against the purchase price at the closing.

     In connection with the sale of PlanetCAD's component software division, PlanetCAD and either Dassault Parent or one of its indirect wholly owned subsidiaries entered into the following intellectual property and/or software license agreements, each of which is filed as an exhibit hereto:

     o    Cross License Agreement;

     o    Co-Branding Agreement;

     o    Server Software License Agreement;

     o    Web Services Agreement;

     o    Joint Software License Agreement;

     o    Master Software Reseller Agreement;

     o    IntraVISION License Agreement; and

     o    Catia V5 Galaxy Program Solution Provider Agreement.

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     (b)  Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Exhibit
           Number   Exhibit Description
          -------   -------------------
           10.1*    Share Purchase Agreement, dated as of November 14, 2000,
                    between PlanetCAD Inc. and Dassault Systemes Corp.

           10.2 Cross License Agreement, dated as of November 14, 2000, between PlanetCAD Inc. and Dassault Systemes S.A.

           10.3 Co-Branding Agreement, dated as of November 14, 2000, between PlanetCAD Inc. and Dassault Systemes S.A.

           10.4     Server Software License Agreement, dated as of November 14,
                    2000, between PlanetCAD Inc. and Dassault Systemes S.A.

           10.5 Web Services Agreement, dated as of November 14, 2000, between PlanetCAD Inc. and Dassault Systemes S.A.

           10.6     Joint Software License Agreement, dated as of November 14,
                    2000, between PlanetCAD Inc. and Dassault Systemes S.A.

           10.7     Master Software Reseller Agreement, dated as of November 14,
                    2000, between PlanetCAD Inc. and Dassault Systemes S.A.

           10.8     IntraVISION License Agreement, dated as of November 14,
                    2000, between PlanetCAD Inc. and Spatial Components, LLC

           10.9 Catia V5 Galaxy Program Solution Provider Agreement, dated as of November 14, 2000, between PlanetCAD Inc. and Dassault
                    Systemes S.A.

           99.1* Press release related to consummation of sale of component software division to Spatial Corp.


--------------------
* Incorporated by reference to PlanetCAD Inc.'s Report on Form 8-K filed with the Commission on November 21, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLANETCAD INC.


Date: November 16, 2001                 By: /s/ Joy Godesiabois
      -----------------                     ----------------------------
                                        Name: Joy Godesiabois
                                        Title: Chief Financial Officer




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

                                  EXHIBIT INDEX


Exhibit
Number    Description                                                           Page
-------   -----------                                                           ----
10.1*     Share Purchase Agreement, dated as of November 14, 2000, between
          PlanetCAD Inc. and Dassault Systemes Corp.

10.2      Cross License Agreement, dated as of November 14, 2000, between
          PlanetCAD Inc. and Dassault Systemes S.A.

10.3      Co-Branding Agreement, dated as of November 14, 2000, between
          PlanetCAD Inc. and Dassault Systemes S.A.

10.4 Server Software License Agreement, dated as of November 14, 2000, between PlanetCAD Inc. and Dassault Systemes S.A.

10.5      Web Services Agreement, dated as of November 14, 2000, between
          PlanetCAD Inc. and Dassault Systemes S.A.

10.6 Joint Software License Agreement, dated as of November 14, 2000, between PlanetCAD Inc. and Dassault Systemes S.A.

10.7 Master Software Reseller Agreement, dated as of November 14, 2000, between PlanetCAD Inc. and Dassault Systemes S.A.

10.8      IntraVISION License Agreement, dated as of November 14, 2000, between
          PlanetCAD Inc. and Spatial Components, LLC

10.9      Catia V5 Galaxy Program Solution Provider Agreement, dated as of
          November 14, 2000, between PlanetCAD Inc. and Dassault Systemes S.A.

99.1* Press release related to consummation of sale of component software division to Spatial Corp.


--------------------
* Incorporated by reference to PlanetCAD Inc.'s Report on Form 8-K filed with the Commission on November 21, 2000.




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